U. S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                      October 21, 2008

PNG VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29735	88-0350286
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
5310 Harvest Hill Road, Suite 229
Dallas, Texas 75320
(Address of principal executive offices)

214-666-6250
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 21, 2008, John J. Devenny has resigned as a member of the Board of Directors of PNG Ventures, Inc., a Nevada corporation (the “Company”) for personal reasons and to pursue other ventures.

Company provided Mr. Devenny with a copy of this Form 8-K and requested that he provide the Company with a letter stating whether he agrees with the statements made herein with respect to his resignation and if not, stating in what respects he disagrees.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

A copy of the notice of resignation submitted by Mr. Devenny to the Company, dated as of October 21, 2008, is listed in the Index to Exhibits which immediately follows the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PNG Ventures Inc.

Dated: October 24, 2008	By:	/s/ Kevin Markey
Kevin Markey Chief Executive Officer

EXHIBITS

99.1 Notice of Resignation of John Devenny, dated October 21, 2008 to PNG Ventures, Inc.